Exhibit 4.2


                                                                  EXECUTION COPY

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                                OMI Corporation,


                            the Subsidiary Guarantors


                                       and


                                 HSBC BANK USA,
                                   as Trustee


                                  -------------


                                    Indenture


                          Dated as of November 26, 2003


                                  -------------













================================================================================

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
                                    ARTICLE I

             Definitions and Other Provisions of General Application

SECTION 1.01.  Definitions.....................................................1
SECTION 1.02.  Compliance Certificates and Opinions...........................10
SECTION 1.03.  Form of Documents Delivered to Trustee.........................11
SECTION 1.04.  Acts of Holders; Record Dates..................................11
SECTION 1.05.  Notices, Etc., to Trustee and Company..........................13
SECTION 1.06.  Notice to Holders; Waiver......................................14
SECTION 1.07.  Conflict with Trust Indenture Act..............................14
SECTION 1.08.  Effect of Headings and Table of Contents.......................14
SECTION 1.09.  Successors and Assigns.........................................14
SECTION 1.10.  Separability Clause............................................14
SECTION 1.11.  Benefits of Indenture..........................................14
SECTION 1.12.  Governing Law..................................................15
SECTION 1.13.  Consent to Jurisdiction........................................15
SECTION 1.14.  Legal Holidays.................................................15
SECTION 1.15.  No Recourse....................................................15


                                   ARTICLE II

                                 Security Forms

SECTION 2.01.  Forms Generally................................................15
SECTION 2.02.  Form of Face of Security.......................................16
SECTION 2.03.  Form of Reverse of Security....................................19
SECTION 2.04.  Form of Legend for All Global Securities.......................23
SECTION 2.05.  Form of Trustee's Certificate of Authentication................23


                                   ARTICLE III

                                 The Securities

SECTION 3.01.  Amount Unlimited; Issuable in Series...........................24
SECTION 3.02.  Denominations..................................................26
SECTION 3.03.  Execution, Authentication, Delivery and Dating.................26
SECTION 3.04.  Temporary Securities...........................................28
SECTION 3.05.  Registration, Registration of Transfer and Exchange............28
SECTION 3.06.  Mutilated, Destroyed, Lost and Stolen Securities...............31
SECTION 3.07.  Payment of Interest; Interest Rights Preserved.................31
SECTION 3.08.  Persons Deemed Owners..........................................32

                                TABLE OF CONTENTS
                                  (continued)


                                                                            Page
                                                                            ----

SECTION 3.09.  Cancellation...................................................32
SECTION 3.10.  Computation of Interest........................................33


                                   ARTICLE IV

                           Satisfaction and Discharge

SECTION 4.01.  Satisfaction and Discharge of Indenture........................33
SECTION 4.02.  Application of Trust Money.....................................34


                                    ARTICLE V

                                    Remedies

SECTION 5.01.  Events of Default..............................................34
SECTION 5.02.  Acceleration of Maturity; Rescission and Annulment.............36
SECTION 5.03.  Collection of Indebtedness and Suits for Enforcement by
                 Trustee......................................................37
SECTION 5.04.  Trustee May File Proofs of Claim...............................38
SECTION 5.05.  Trustee May Enforce Claims Without Possession of Securities....38
SECTION 5.06.  Application of Money Collected.................................38
SECTION 5.07.  Limitation on Suits............................................39
SECTION 5.08.  Unconditional Right of Holders to Receive Principal, Premium
                 and Interest.................................................39
SECTION 5.09.  Restoration of Rights and Remedies.............................40
SECTION 5.10.  Rights and Remedies Cumulative.................................40
SECTION 5.11.  Delay or Omission Not Waiver...................................40
SECTION 5.12.  Control by Holders.............................................40
SECTION 5.13.  Waiver of Past Defaults........................................40
SECTION 5.14.  Undertaking for Costs..........................................41
SECTION 5.15.  Waiver of Usury, Stay or Extension Laws........................41


                                   ARTICLE VI

                                   The Trustee

SECTION 6.01.  Certain Duties and Responsibilities............................41
SECTION 6.02.  Notice of Defaults.............................................41
SECTION 6.03.  Certain Rights of Trustee......................................42
SECTION 6.04.  Not Responsible for Recitals or Issuance of Securities.........43
SECTION 6.05.  May Hold Securities............................................43
SECTION 6.06.  Money Held in Trust............................................43
SECTION 6.07.  Compensation and Reimbursement.................................43
SECTION 6.08.  Conflicting Interests..........................................44

                                TABLE OF CONTENTS
                                  (continued)


                                                                            Page
                                                                            ----

SECTION 6.09.  Corporate Trustee Required; Eligibility........................44
SECTION 6.10.  Resignation and Removal; Appointment of Successor..............45
SECTION 6.11.  Acceptance of Appointment by Successor.........................46
SECTION 6.12.  Merger, Conversion, Consolidation or Succession to Business....47
SECTION 6.13.  Preferential Collection of Claims Against Company..............47
SECTION 6.14.  Appointment of Authenticating Agent............................47


                                   ARTICLE VII

                Holders' Lists and Reports by Trustee and Company

SECTION 7.01.  Company to Furnish Trustee Names and Addresses of Holders......49
SECTION 7.02.  Preservation of Information; Communications to Holders.........49
SECTION 7.03.  Reports by Trustee.............................................49
SECTION 7.04.  Reports by Company.............................................50


                                  ARTICLE VIII

              Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 8.01.  Company May Consolidate, Etc., Only on Certain Terms...........50
SECTION 8.02.  Successor Substituted..........................................51


                                   ARTICLE IX

                             Supplemental Indentures

SECTION 9.01.  Supplemental Indentures Without Consent of Holders.............51
SECTION 9.02.  Supplemental Indentures With Consent of Holders................52
SECTION 9.03.  Execution of Supplemental Indentures...........................54
SECTION 9.04.  Effect of Supplemental Indentures..............................54
SECTION 9.05.  Conformity with Trust Indenture Act............................54
SECTION 9.06.  Reference in Securities to Supplemental Indentures.............54


                                    ARTICLE X

                                    Covenants

SECTION 10.01.  Payment of Securities.........................................55
SECTION 10.02.  Additional Amounts............................................55
SECTION 10.03.  Maintenance of Office or Agency...............................56
SECTION 10.04.  Money for Securities Payments to Be Held in Trust.............56

                                TABLE OF CONTENTS
                                  (continued)


                                                                            Page
                                                                            ----

SECTION 10.05.  Statement by Officers as to Default...........................57
SECTION 10.06.  Existence ....................................................58
SECTION 10.07.  Maintenance of Properties.....................................58
SECTION 10.08.  Insurance ....................................................58
SECTION 10.09.  Payment of Taxes and Other Claims.............................58
SECTION 10.10.  Limitation on Liens...........................................58
SECTION 10.11.  Limitation on Sales and Leasebacks............................59
SECTION 10.12.  Limitation on Incurrence of Indebtedness by Restricted
                  Subsidiaries................................................60
SECTION 10.13.  Restricted Subsidiaries.......................................60
SECTION 10.14.  Offer to Repurchase Upon a Change of Control..................62
SECTION 10.15.  Waiver of Certain Covenants...................................63
SECTION 10.16.  Commission Reports by Company.................................63


                                   ARTICLE XI

                            Redemption of Securities

SECTION 11.01.  Applicability of Article......................................64
SECTION 11.02.  Election to Redeem; Notice to Trustee.........................64
SECTION 11.03.  Selection by Trustee of Securities to Be Redeemed.............64
SECTION 11.04.  Notice of Redemption..........................................65
SECTION 11.05.  Deposit of Redemption Price...................................66
SECTION 11.06.  Securities Payable on Redemption Date.........................66
SECTION 11.07.  Securities Redeemed in Part...................................66
SECTION 11.08.  Optional Redemption in the Event of Change in Tax Treatment...67


                                   ARTICLE XII

                                  Sinking Funds

SECTION 12.01.  Applicability of Article......................................67
SECTION 12.02.  Satisfaction of Sinking Fund Payments with Securities.........67
SECTION 12.03.  Redemption of Securities for Sinking Fund.....................68


                                  ARTICLE XIII

                       Defeasance and Covenant Defeasance

SECTION 13.01.  Company's Option to Effect Defeasance or Covenant Defeasance..68
SECTION 13.02.  Defeasance and Discharge......................................68
SECTION 13.03.  Covenant Defeasance...........................................69
SECTION 13.04.  Conditions to Defeasance or Covenant Defeasance...............69

                                TABLE OF CONTENTS
                                  (continued)


                                                                            Page
                                                                            ----

SECTION 13.05.  Deposited Money and U.S. Government Obligations to Be Held
                  in Trust; Miscellaneous Provisions..........................71
SECTION 13.06.  Reinstatement.................................................71


                                   ARTICLE XIV

                              Subsidiary Guarantees

SECTION 14.01.  Guarantees....................................................72
SECTION 14.02.  Limitation on Liability.......................................73
SECTION 14.03.  No Waiver ....................................................74
SECTION 14.04.  Modification..................................................74
SECTION 14.05.  Release of Subsidiary Guarantor...............................74
SECTION 14.06.  Future Guarantors.............................................74


Schedule I - List of Subsidiary Guarantors

                    TRUST INDENTURE ACT CROSS-REFERENCE TABLE

 TIA Section                                                    Indenture
 -----------                                                    ---------

 310(a)(1)              ....................................    6.09
    (a)(2)              ....................................    6.09
    (a)(3)              ....................................    N.A.
    (a)(4)              ....................................    N.A.
    (b)                 ....................................    6.09; 6.10; 6.11
    (c)                 ....................................    N.A.
 311(a)                 ....................................    6.13
    (b)                 ....................................    6.13
    (c)                 ....................................    N.A.
 312(a)                 ....................................    7.01
    (b)                 ....................................    14.03
    (c)                 ....................................    14.03
 313(a)                 ....................................    7.03
    (b)(1)              ....................................    N.A.
    (b)(2)              ....................................    7.03
    (c)                 ....................................    14.02
    (d)                 ....................................    7.03
 314(a)                 ....................................    7.04
                        ....................................    14.02
    (b)                 ....................................    N.A.
    (c)(1)              ....................................    14.04
    (c)(2)              ....................................    14.04
    (c)(3)              ....................................    N.A.
    (d)                 ....................................    N.A.
    (e)                 ....................................    14.05
 315(a)                 ....................................    6.01
    (b)                 ....................................    6.02; 14.02
    (c)                 ....................................    6.01
    (d)                 ....................................    6.01
    (e)                 ....................................    5.14
 316(a)(last sentence)  ....................................    14.06
    (a)(1)(A)           ....................................    5.12
    (a)(1)(B)           ....................................    5.13
    (a)(2)              ....................................    N.A.
    (b)                 ....................................    5.08

 TIA Section                                                    Indenture
 -----------                                                    ---------

 317(a)(1)              ....................................    5.03
    (a)(2)              ....................................    5.04
    (b)                 ....................................    10.04
 318(a)                 ....................................    14.01
                        N.A. means Not Applicable.

-----------
Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of the Indenture.

                                            INDENTURE, dated as of November 26,
                                    2003, between OMI CORPORATION a corporation duly organized and existing under the laws of the Republic of the Marshall Islands (herein called the "Company"), having its principal office at One Station Place, Stamford, Connecticut 06902, the subsidiary guarantors listed on Schedule I hereto and HSBC BANK USA, a New York banking corporation, as Trustee (herein called the "Trustee").

              RECITALS OF THE COMPANY AND THE SUBSIDIARY GUARANTORS

                  The Company and the Subsidiary Guarantors (as defined herein) have duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time by the Company of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

                  All things necessary to make this Indenture a valid agreement of the Company and the Subsidiary Guarantors, in accordance with its terms, have been done.

                  NOW, THEREFORE, This Indenture Witnesseth:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                   ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

                  SECTION 1.01. DEFINITIONS. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

                  (4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

                  (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "ACT", when used with respect to any Holder, has the meaning specified in Section 1.04.

                  "ADDITIONAL AMOUNTS" has the meaning specified in Section
10.02.

                  "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "ATTRIBUTABLE DEBT" of a Person means, as to any sale and leaseback transaction relating to any property or assets under which any Person is at the time liable and which is not permitted under Section 10.11(2), at any date as of which the amount thereof is to be determined, the lesser of (i) the fair market value of the assets subject to such transaction as determined by any two Officers or (ii) the total net amount of Rentals required to be paid by such Person under such lease during the remaining term thereof, discounted from the respective due dates thereof to such date at a rate per annum equal to the discount rate which would be applicable to a capital lease obligation with like term in accordance with generally accepted accounting principles.

                  "AUTHENTICATING AGENT" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

                  "BOARD OF DIRECTORS" means either the board of directors of the Company or any duly authorized committee of that board.

                  "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "BUSINESS DAY", when used with respect to any Place of Payment (including the Corporate Trust Office), means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

                  "CAPITALIZED LEASE" means any lease the obligation for Rentals with respect to which is required to be capitalized on a balance sheet of the lessee in accordance with generally accepted accounting principles.

                  "CAPITALIZED RENTALS" of any Person means as of the date of any determination thereof the amount at which the aggregate Rentals due and to become due under all Capitalized

Leases under which such Person is a lessee would be reflected as a liability on a balance sheet of such Person in accordance with generally accepted accounting principles.

                  "CHANGE OF CONTROL" means the occurrence of any of the following events:

                  (1) any "person" or "group" (within the meaning of Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that for purposes of this clause (1) such person or group shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the Company;

                  (2) individuals who on the date of original issuance of the Securities constituted the Board of Directors (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors of the Company then still in office who were either directors on the date of original issuance or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office;

                  (3) the adoption of a plan relating to the liquidation or dissolution of the Company; or

                  (4) the merger or consolidation of the Company with or into another Person or the merger of another Person with or into the Company, or the sale of all or substantially all the assets of the Company (determined on a consolidated basis) to another Person other than a transaction following which (A) in the case of a merger or consolidation transaction, holders of securities that represented 100% of the Voting Stock of the Company immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) own directly or indirectly at least a majority of the voting power of the Voting Stock of the surviving Person in such merger or consolidation transaction immediately after such transaction and (B) in the case of a sale of assets transaction, each transferee becomes an obligor in respect of the Securities and a Subsidiary of the transferor of such assets.

                  "CHANGE OF CONTROL OFFER" has the meaning specified in Section 10.14.

                  "CHANGE OF CONTROL PAYMENT" has the meaning specified in
Section 10.14.

                  "CHANGE OF CONTROL PAYMENT DATE" has the meaning specified in
Section 10.14.

                  "COMMISSION" means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "COMPANY" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "COMPANY REQUEST" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Controller, Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "CONSOLIDATED NET TANGIBLE ASSETS OF THE COMPANY AND ITS RESTRICTED SUBSIDIARIES" means the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (a) all current liabilities (excluding any thereof constituting Funded Debt) and (b) all goodwill, trade names, trademarks, patents, copyrights, franchises, experimental expense, organization expense, unamortized debt discount and expenses, deferred charges (other than unamortized deferred dry dock costs, unterminated voyage expenses, prepaid insurance, prepaid taxes, prepaid charter hire and other prepaid items properly excludable from intangibles under generally accepted accounting principles) and other like intangibles, all as set forth on or included in the most recent consolidated balance sheet of the Company and its Restricted Subsidiaries, such balance sheet to be prepared (except for the exclusion of Subsidiaries which are not Restricted Subsidiaries) in accordance with generally accepted accounting principles in the United States of America.

                  "CORPORATE TRUST OFFICE" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which at the date hereof is HSBC Bank USA, 452 Fifth Avenue, New York, New York, 10018.

                  "CORPORATION" means a corporation, association, company, joint-stock company or business trust.

                  "COVENANT DEFEASANCE" has the meaning specified in Section 13.03.

                  "CREDIT AGREEMENTS" means (a) the 7% series A convertible note in the original amount of US$3 million to the order of General Electric Capital Corporation, dated February 29, 1996; (b) the secured reducing revolving credit facility in the original amount of US$348 million by Den Norske Bank, ASA and the banks and financial institutions identified therein as lenders, dated as of July 27, 2001; (c) the secured term loan facility in the original amount of US$40 million by Deutsche Schiffsbank Aktiengesellschaft and the banks and financial institutions identified therein, dated as of September 7, 2001; (d) the secured term loan facility in the original amount of US$44 million by ING Bank NV and the banks and financial institutions identified therein, dated as of December 13, 2001; (e) the amended and restated secured reducing revolving credit facility in the original amount of US$245 million by Nordea Bank Finland PLC and the banks and financial institutions identified therein as lenders, dated as of March 14, 2003; (f) the senior secured term loan in the original amount of US$64.8 million by ING Bank NV and the banks and financial institutions identified therein as lenders, dated as of June 10, 2003; (g) the senior secured loan facility in the original amount of US$34.475 million by Nordea Bank Finland PLC and the banks and financial institutions identified therein as lenders, dated as of August 11, 2003; and (h) the secured term loan facility in the original amount of US$34.3 million by Deutsche Schiffsbank Aktiengesellschaft and the banks and financial institutions identified therein, dated as of August 12, 2003.

                  "DEBT" of a Person means, without duplication, (i) any indebtedness for money borrowed, whether or not evidenced by notes, bonds, debentures or other similar evidences of indebtedness for money borrowed, (ii) all Capitalized Rentals of such Person (other than Rentals owing from the Company or any Restricted Subsidiary to the Company or another Restricted Subsidiary), and (iii) all Guarantees by such Person of any obligation described in clause (i) or (ii) of any other Person (other than any such obligation of the Company or any Subsidiary).

                  "DEFAULTED INTEREST" has the meaning specified in Section
3.07.

                  "DEFEASANCE" has the meaning specified in Section 13.02.

                  "DEPOSITARY" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 3.01.

                  "EVENT OF DEFAULT" has the meaning specified in Section 5.01.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

                  "EXPIRATION DATE" has the meaning specified in Section 1.04.

                  "FUNDED DEBT" means all Debt having (a) a maturity of more than 12 months from the date as of which the amount thereof is to be determined or (b) a maturity of less than 12 months and that is (i) by its terms renewable or extendable beyond 12 months from such date at the option of the borrower or
(ii) included in long-term Debt on the consolidated balance sheet of the Company in accordance with generally accepted accounting principles.

                  "GLOBAL SECURITY" means a Security that evidences all or part of the Securities of any series and bears the legend set forth in Section 2.04 (or such legend as may be specified as contemplated by Section 3.01 for such Securities).

                  "GUARANTEES" by any Person shall mean all obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing, or in effect guaranteeing, any indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (i) to purchase such indebtedness or obligation or any property or assets constituting security therefor, (ii) to advance or supply funds (x) for the purchase or payment of such indebtedness or obligation or (y) to maintain working capital or other balance sheet condition or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation, (iii) to lease property or to purchase securities or other property or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of the primary obligor to make payment of the indebtedness or obligation, or (iv) otherwise to assure the owner of the indebtedness or obligation of the primary obligor against loss in respect thereof. For the purposes of all computations made under this Indenture, a Guaranty in respect of any indebtedness for borrowed money shall be deemed to be indebtedness equal to the principal amount of such indebtedness for borrowed money which has been guaranteed, and a Guaranty in respect of any other obligation or liability or any dividend shall be deemed to be indebtedness equal to the maximum aggregate amount of such obligation, liability or dividend.

                  "GUARANTY AGREEMENT" means a supplemental indenture, in a form satisfactory to the Trustee, pursuant to which a Subsidiary Guarantor guarantees the Company's obligations with respect to the Securities on the same terms and conditions as those set forth in Article XIV hereof.

                  "HOLDER" means a Person in whose name a Security is registered in the Security Register.

                  "INCUR", with respect to any Debt, means to incur, create, issue, assume, guarantee or otherwise become liable for any such Debt (and "Incurrence", "Incurred", "Incurrable" and "Incurring" shall have meanings correlative to the foregoing).

                  "INDENTURE" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 3.01.

                  "INTEREST", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

                  "INTEREST PAYMENT DATE", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                  "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

                  "MATURITY", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "MORTGAGE" means any pledge of, conditional sale or other title retention of, or mortgage or other lien or security interest or encumbrance of any kind on, any property or assets owned or leased by the Company or any Subsidiary, or any shares of stock or Debt of any Subsidiary.

                  "NOTICE OF DEFAULT" means a written notice of the kind specified in Section 5.01(5).

                  "NOTICE PERIOD" has the meaning specified in Section 10.13.

                  "OBLIGATIONS" has the meaning specified in Section 14.01.

                  "OFFICER" means the Chief Executive Officer, the President, any Vice President, the Treasurer or the Secretary of the Company.

                  "OFFICERS' CERTIFICATE" means a certificate signed by two Officers. At least one of the officers signing an Officers' Certificate pursuant to Section 10.05 shall be the principal executive, financial or accounting officer of the Company.

                  "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for the Company (whether inside counsel or outside counsel).

                  "ORIGINAL ISSUE DISCOUNT SECURITY" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 5.02.

                  "OUTSTANDING", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; PROVIDED that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (3) Securities as to which Defeasance has been effected pursuant to Section 13.02; and

                  (4) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a protected purchaser in whose hands such Securities are valid obligations of the Company; PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, (A) the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to Section 5.02, (B) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by Section 3.01, (C) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by
         Section 3.01, of the principal amount of such Security (or, in the case of a Security described in Clause (A) or (B) above, of the amount determined as provided in such Clause), and (D) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                  "PAYING AGENT" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

                  "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock corporation, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

                  "PLACE OF PAYMENT", when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 3.01.

                  "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "REDEMPTION DATE", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "REDEMPTION PRICE", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.01.

                   "RELEVANT TAXING JURISDICTION" has the meaning specified in
Section 10.02.

                  "RENTALS" means, as of the date of any determination thereof, all rent payable by the lessee under a lease of any property or assets, after excluding amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges. Rents under any "percentage leases" shall be computed solely on the basis of minimum rents, if any, required to be paid by the lessee regardless of sales volume or gross revenues. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

                  "RESPONSIBLE OFFICER", when used with respect to the Trustee, means any officer of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "RESTRICTED SUBSIDIARY" means any Subsidiary existing on the date hereof and any Subsidiary existing, created or acquired subsequent to the date hereof unless designated by the Board of Directors as an Unrestricted Subsidiary in accordance with Section 10.13.

                  "SECURITIES" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

                  "SECURITIES ACT" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

                  "SECURITY REGISTER" and "Security Registrar" have the respective meanings specified in Section 3.05.

                  "SIGNIFICANT SUBSIDIARY" means any Restricted Subsidiary that would be a "Significant Subsidiary" of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the Commission.

                  "SPECIAL RECORD DATE" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

                  "STATED MATURITY" means, with respect to any Security, the date specified in such Security as the fixed date on which the final payment of principal of such Security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency unless such contingency has occurred).

                  "SUBSIDIARY" means a business entity more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

                  "SUBSIDIARY GUARANTOR" means each Subsidiary listed on
Schedule I hereto, and any Restricted Subsidiary created or acquired by the Company after the issue date that owns property or assets having an aggregate fair market value (as reasonably determined by two Officers) in excess of $10,000.

                  "SUBSIDIARY GUARANTY" means a Guarantee by a Subsidiary Guarantor of the Company's obligations with respect to the Securities.

                  "TAXES" has the meaning specified in Section 10.02.

                  "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939 as in effect on the date of this Indenture; PROVIDED, HOWEVER, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

                  "UNRESTRICTED SUBSIDIARY" means any Subsidiary that is not a Restricted Subsidiary.

                  "U.S. GOVERNMENT OBLIGATION" has the meaning specified in
Section 13.04.

                  "VICE PRESIDENT", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                  "VOTING STOCK" means, with respect to any Person, all classes of stock or other interests (including partnership and limited liability company interests) of such Person then outstanding and normally entitled (without regard to any contingency) to vote in the election of directors, managers or trustees of such Person.

                  SECTION 1.02. COMPLIANCE CERTIFICATES AND OPINIONS. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 10.05) shall include,

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  SECTION 1.03. FORM OF DOCUMENTS DELIVERED TO TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  SECTION 1.04. ACTS OF HOLDERS; RECORD DATES. Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and

(subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  The ownership of Securities shall be proved by the Security Register.

                  Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, PROVIDED that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; PROVIDED that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.06.

                  The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.02, (iii) any request to institute proceedings referred to in Section 5.07(2) or (iv) any direction referred to in
Section 5.12, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; PROVIDED that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 1.06.

                  With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; PROVIDED that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 1.06, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

                  Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

                  SECTION 1.05. NOTICES, ETC., TO TRUSTEE AND COMPANY. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
         Attention: Issuer Services, or

                  (2) the Company or any Subsidiary Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it to the attention of its Secretary at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

                  SECTION 1.06. NOTICE TO HOLDERS; WAIVER. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

                  SECTION 1.07. CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under the Trust Indenture Act to be a part of and govern this Indenture, the provision of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the modified or excluded provision of the Trust Indenture Act shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

                  SECTION 1.08. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 1.09. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture by the Company and the Subsidiary Guarantors shall be binding upon their successors and assigns, whether so expressed or not and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges conferred upon that party in this Indenture and in the Securities shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Indenture.

                  SECTION 1.10. SEPARABILITY CLAUSE. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 1.11. BENEFITS OF INDENTURE. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 1.12. GOVERNING LAW. This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York.

                  SECTION 1.13. CONSENT TO JURISDICTION. By execution and delivery of this Indenture, the Company and each Subsidiary irrevocably submits to the jurisdiction of any federal or state court located in the State of New York in any action or proceeding with respect to this Indenture or the Securities. In any suit, action or proceeding with respect to this Indenture or the Securities (i) the Company agrees that valid service of any process or other papers may be effected by serving a copy of such process or papers on CT Corporation System and (ii) each Subsidiary agrees that valid service of any process or other papers may be effected by serving a copy of such process or papers on it or the Company in accordance with the provisions of Section 1.05 hereunder, and such service shall for all purposes of such action or proceeding be deemed legal and binding personal service and accepted by the Company and each Subsidiary as such.

                  SECTION 1.14. LEGAL HOLIDAYS. In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity.

                  SECTION 1.15. NO RECOURSE. No director, officer, employee, stockholder or holder of membership interests of the Company or Subsidiary Guarantor shall have any liability for any obligations of the Company or any Subsidiary Guarantor under the Securities, any Subsidiary Guaranty or this Indenture. Each Holder by accepting a Security waives and releases all such liability; PROVIDED, HOWEVER, that nothing in this Section shall be deemed to relieve any Person referred to herein for any liability imposed by the Securities Act or the Trust Indenture Act.

                                   ARTICLE II

                                 SECURITY FORMS

                  SECTION 2.01. FORMS GENERALLY. The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.03 for the authentication and delivery of such Securities.

                  The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                  SECTION 2.02. FORM OF FACE OF SECURITY. [Insert any legend required by the Internal Revenue Code and the regulations thereunder.] The Rule 144A Global Note and the Regulation S Global Note shall bear the following legend on the face thereof:

                  "THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO OMI CORPORATION OR A SUBSIDIARY THEREOF (2) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (5) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND
                  (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS."

                                 OMI CORPORATION

                            ____% Senior Notes due 20


No. __________                                                     $ __________

CUSIP No. __________

                  OMI Corporation, a corporation duly organized and existing under the laws of the Republic of the Marshall Islands (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede &
Co., or registered assigns, the principal sum of [          ] Dollars on
[          ] [if the Security is to bear interest prior to Maturity, insert -- ,
and to pay interest thereon from [          ] or from the most recent Interest
Payment Date to which interest has been paid or duly provided for, semi-annually
in arrears on [          ] and [          ] in each year, commencing
[          ], at the rate of [   ]% per annum, until the principal hereof is
paid or made available for payment [if applicable, insert --, PROVIDED that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of ...% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the
Regular Record Date for such interest, which shall be the [          ] or
[          ] (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  [If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal and any overdue premium shall bear interest at the rate of ....% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal or premium shall be payable on demand. [Any such interest on overdue principal or premium which is not paid on demand shall bear interest
at the rate of [   ]% per annum (to the extent that the payment of such interest on interest shall be legally enforceable), from the date of such demand until the amount so demanded is paid or made available for payment. Interest on any overdue interest shall be payable on demand.]]

                  Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Stamford, Connecticut, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert --; PROVIDED, HOWEVER, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  In Witness Whereof, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:


                                                       OMI Corporation


                                                       -----------------------
                                                       Title:
Attest:


----------------------------
Title:


                  SECTION 2.03. FORM OF REVERSE OF SECURITY. This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture,
dated as of [          ], 200 (herein called the "Indenture", which term shall
have the meaning assigned to it in such instrument), between the Company and HSBC Bank USA, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, [if applicable, insert limited in aggregate principal amount to
$          ].

                  [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days' notice by
mail, [if applicable, insert -- (1) on [          ] in any year commencing with
the year [          ] and ending with the year [          ] through operation of
the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [if applicable, insert -- at any time on
or after [          ], 2000, as a whole or in part, at the election of the
Company, at the following Redemption Prices (expressed as percentages of the
principal amount): If redeemed during the 12-month period beginning [          ]
of the years indicated,

                PERIOD                     REDEMPTION PRICE

                                                      %
                                                      %
                                                      %
                                               100.000%

together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

                  [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on
[          ] in any year commencing with the year [          ] and ending with
the year [          ] through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below,
and (2) at any time [if applicable, insert -- on or after [          ], as a
whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed
during the 12-month period beginning [          ] of the years indicated,

              Year                         Redemption Price
           --------------------------------------------------
                                                       %
                                                       %
                                                       %
                                                100.000%

                  together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date and any amounts owed to Holders of the Securities under the terms of the Indenture, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

                  [If applicable, insert -- Notwithstanding the foregoing, the
Company may not, prior to [          , 200 ], redeem any Securities of this
series as contemplated by [if applicable, insert -- Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than [ ]% per annum.]

                  [If applicable, insert -- The sinking fund for this series
provides for the redemption on [          ] in each year beginning with the year
[          ] and ending with the year [          ] of [if applicable, insert --
not less than $[          ] ("mandatory sinking fund") and not more than]
$[          ] aggregate principal amount of Securities of this series.
Securities of this series acquired or redeemed by the Company otherwise than through [if applicable, insert -- mandatory] sinking fund payments may be credited against subsequent [if applicable, insert -- mandatory] sinking fund payments otherwise required to be made [if applicable, insert -- , in the inverse order in which they become due].]

                  [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, at a Redemption Price equal to 100% of the principal amount, the Indenture in the event the Company is obligated or will become obligated to pay, on the next date on which any amount would be payable with respect to the Securities, any Additional Amounts (as defined in the Indenture) as a result of (1) a change in or an amendment to the laws (including any regulations promulgated thereunder) of the Republic of the Marshall Islands (or any political subdivision or taxing authority thereof or therein) or (2) any change in or amendment to any official position regarding the application or interpretation of such laws or regulations, which change or amendment is
announced or becomes effective on or after [          , 200 ] and the Company
cannot avoid such obligation by taking reasonable measures available to it; PROVIDED, HOWEVER, that no such notice of redemption shall be given earlier than 60 days prior to the earliest date on which the Company would be obligated to pay such Additional Amounts.

                  Prior to mailing any notice of redemption as a result of having to pay Additional Amounts, the Company shall deliver to the Trustee an Officers' Certificate, stating that the Company cannot avoid its obligation to pay Additional Amounts by taking reasonable measures available to it. The Company will also deliver to the Trustee an opinion of independent legal counsel of recognized standing stating that the Company has become obligated to pay Additional Amounts as a result of a change in tax laws or regulations or the application or interpretation of such laws or regulations.]

                  [If the Security is subject to redemption of any kind, insert In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

                  [If applicable, insert paragraph regarding subordination of the Security.]

                  [If applicable, insert -- The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.]

                  [If the Security is not an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

                  [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and premium and interest, if any, on the Securities of this series shall terminate.]

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company, the

Subsidiary Guarantors and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Outstanding Securities of each series to be affected by such modification or amendment. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Securities of each series, on behalf of the Holders of all Securities of such series, to waive any past defaults under the Indenture, except a default in the payment of principal, premium or interest and certain covenants and provisions of the Indenture which cannot be amended without the consent of the Holder of each outstanding security affected. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless (1) such Holder has previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, (2) the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of this series have made written request, and such Holder or Holders have offered reasonable indemnity, to the Trustee to institute such proceeding as Trustee and offered the Trustee reasonable indemnity, and (3) the Trustee has failed to institute any such proceeding, and has not received from the Holders of a majority in aggregate principal amount of the Outstanding Securities a direction inconsistent with such request, within 60 days after receipt of such notice, request and offer. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of payment of principal of, or any premium or interest on, such Security, on or after the applicable due dates expressed herein.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, or the Subsidiary Guarantors, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                  SECTION 2.04. FORM OF LEGEND FOR ALL GLOBAL SECURITIES. Unless otherwise specified as contemplated by Section 3.01 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                  SECTION 2.05. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION. The Trustee's certificates of authentication shall be in substantially the following form:

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                               HSBC BANK USA,

                                               As Trustee


                                               By
                                                  -----------------------
                                                  Authorized Officer

                                  ARTICLE III

                                 THE SECURITIES

                  SECTION 3.01. AMOUNT UNLIMITED; ISSUABLE IN SERIES. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                  The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to
Section 3.03, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

                  (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

                  (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.04, 3.05, 3.06, 9.06 or
         11.07 and except for any Securities which, pursuant to Section 3.03, are deemed never to have been authenticated and delivered hereunder);

                  (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

                  (4) the date or dates on which the principal of any Securities of the series is payable;

                  (5) the rate or rates at which any Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any such interest payable on any Interest Payment Date;

                  (6) the place or places where the principal of and any premium and interest on any Securities of the series shall be payable;

                  (7) the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

                  (8) the obligation, if any, of the Company to redeem or purchase any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the

         Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Securities of the series shall be issuable;

                  (10) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

                  (11) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for purposes of the definition of "Outstanding" in Section 1.01;

                  (12) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

                  (13) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.02;

                  (14) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

                  (15) if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Section
         13.02 or Section 13.03 or both such Sections and, if other than by a Board Resolution, the manner in which any election by the Company to defease such Securities shall be evidenced;

                  (16) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 2.04 and any circumstances in addition to or in lieu of those set forth in Clause (2) of the last paragraph of Section 3.05 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

                  (17) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 5.02;

                  (18) any addition to or change in the covenants set forth in
         Article X which applies to Securities of the series; and

                  (19) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 9.01(5)).

                  All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 3.03) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

                  If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

                  SECTION 3.02. DENOMINATIONS. The Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by Section 3.01. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

                  SECTION 3.03. EXECUTION, AUTHENTICATION, DELIVERY AND DATING. The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, and may be under the Company's corporate seal, attested by its Secretary or one of its Assistant Secretaries. The signature on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the

Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 2.01 and 3.01, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating,

                  (1) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.01, that such form has been established in conformity with the provisions of this Indenture;

                  (2) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 3.01, that such terms have been established in conformity with the provisions of this Indenture; and

                  (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                  Notwithstanding the provisions of Section 3.01 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.01 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.09, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

                  SECTION 3.04. TEMPORARY SECURITIES. Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

                  SECTION 3.05. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

                  Upon surrender for registration of transfer of any Security of a series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount.

                  At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Each Holder of a Security agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder's Security in violation of any provision of this Indenture and/or applicable United States federal or state securities law.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 9.06 or 11.07 not involving any transfer.

                  If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Company shall not be required
(A) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under
Section 11.03 and ending at the close of business on the day of such mailing, or
(B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

                  (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

                  (2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security or (C) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 3.01.

                  (3) Subject to Clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a

         Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

                  (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section,
         Section 3.04, 3.06, 9.06 or 11.07 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

                  The following provisions shall apply with respect to any proposed transfer of a Security (other than a Security the resale of which has been registered or which has been exchanged for a Security pursuant to an exchange offer registration statement) or a beneficial interest therein prior to the date which is two years after the later of the date of its original issue and the last date on which the Company or any affiliate of the Company was the owner of such Security (or any predecessor thereto) (the "Resale Restriction Termination Date"):

                  (1) a transfer of a Security or a beneficial interest therein to a "qualified institutional buyer", as defined in Rule 144A under the Securities Act ("Rule 144A"), shall be made upon the representation of the transferee in the form as set forth on the reverse of the Security that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

                  (2) a transfer of a Security or a beneficial interest therein to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit A hereto from the proposed transferee and, if requested by the Company, the delivery of an opinion of counsel, certification and/or other information satisfactory to it; and

                  (3) a transfer of a Security or a beneficial interest therein to a person who is not a U.S. person, as defined in Regulation S under the Securities Act ("Registration S"), in reliance upon Regulation S shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit B hereto from the proposed transferee and, if requested by the Company, the delivery of an opinion of counsel, certification and/or other information satisfactory to it.

                  SECTION 3.06. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES. If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a protected purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security of any series issued pursuant to this
Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                  SECTION 3.07. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED. Except as otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                  Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor

         Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in Section 1.06, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  SECTION 3.08. PERSONS DEEMED OWNERS. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 3.07) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  SECTION 3.09. CANCELLATION. All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of, in accordance with the Trustee's customary procedures unless otherwise directed by a Company Order.

                  SECTION 3.10. COMPUTATION OF INTEREST. Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

                  SECTION 4.01. SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when


                  (1) either

                           (A) all Securities theretofore authenticated and
                  delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.04) have been delivered to the Trustee for cancellation; or

                           (B) all such Securities not theretofore delivered to
                  the Trustee for cancellation

                           (i) have become due and payable, or

                           (ii) will become due and payable at their Stated
                      Maturity within one year, or

                           (iii) are to be called for redemption within one year
                      under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07, the obligations of the Trustee to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.04 shall survive.

                  SECTION 4.02. APPLICATION OF TRUST MONEY. Subject to the provisions of the last paragraph of Section 10.04, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

                                   ARTICLE V

                                    REMEDIES

                  SECTION 5.01. EVENTS OF DEFAULT. "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of the principal of or any premium on any Security of that series at its Maturity, upon acceleration, redemption or otherwise; or

                  (2) default in the payment of any interest or any Additional Amounts upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

                  (4) default in the payment of the principal of (or any premium on) and any interest upon any Security required to be purchased upon the occurrence of a Change of Control, when and as due by the terms of a Security of that series; or

                  (5) default in the performance, or breach, of any covenant or warranty of the Company or any Subsidiary Guarantor in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (6) any final judgment or order (not covered by insurance) for the payment of money in excess of $10,000,000 individually or $20,000,000 in the aggregate for all such final judgments or orders against all such Persons (treating any deductibles, self-insurance or retention as not so covered) shall be rendered against the Company or any Subsidiary and shall not be paid or discharged, and there shall be any period of 60 consecutive days following entry of the final judgment or order in excess of $10,000,000 individually or that causes the aggregate amount for all such final judgments or orders outstanding and not paid or discharged against all such Persons to exceed $20,000,000 during which a stay of enforcement of such final judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (7) the acceleration of any indebtedness for money borrowed by the Company or any Restricted Subsidiary having an aggregate principal amount outstanding of at least $10,000,000, if such indebtedness has not been discharged, or such acceleration has not been rescinded or annulled, within 10 days after written notice has been given by the Trustee, or the Holders of at least 25% in principal amount of the Outstanding Securities of that series, and stating that such notice is a "Notice of Default" hereunder; PROVIDED, HOWEVER, that, subject to the provisions of Sections 6.01 and 6.02, the Trustee shall not be deemed to have knowledge of such default unless either (A) a Responsible Officer of the Trustee shall have actual knowledge of such default or (B) the Trustee shall have received written notice thereof from the Company, from any Holder, from the holder of any such indebtedness or from the trustee under any such mortgage, indenture or other instrument; or

                  (8) with respect to the Company or any Significant Subsidiary or a group of Restricted Subsidiaries that, taken together (as of the latest audited consolidated financial statements for the Company), would constitute a Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law, the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the parties subject thereof as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the parties thereto under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of such parties, of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (9) the commencement by the Company or any Significant Subsidiary or a group of Restricted Subsidiaries that, taken together (as of the latest audited consolidated financial statements for the Company), would constitute a Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by any such party or parties to the entry of a decree or order for relief in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of such parties, of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due; or

                  (10) the taking of corporate or limited liability company action by the Company or any Significant Subsidiary or a group of Restricted Subsidiaries that, taken together (as of the latest audited consolidated financial statements for the Company), would constitute a Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law in furtherance of any action described in clauses (8) and (9) above; or

                  (11) a Subsidiary Guaranty ceases to be in full force and effect (other than in accordance with the terms of the Indenture) or a Subsidiary Guarantor denies or disaffirms its obligations under its Subsidiary Guaranty; or

                  (12) any other Event of Default provided with respect to Securities of that series.

                  SECTION 5.02. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default (other than an Event of Default specified in Sections 5.01(8), (9) or (10)) with respect to Outstanding Securities of any series occurs and is continuing, then in every such case the Trustee or the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series may declare the principal amount of, premium, if any, and accrued interest on, all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of, premium, if any, and accrued interest on, such Securities as may be specified by the terms thereof) to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in Sections 5.01(8), (9) or (10) with respect to Outstanding Securities occurs, the principal amount of, premium, if any, and accrued interest on, all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

                  At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue interest on all Securities of that
                  series,

                           (B) the principal of (and premium, if any, on) any
                  Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

                           (C) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  SECTION 5.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE. The Company covenants that if

                  (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

it will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  SECTION 5.04. TRUSTEE MAY FILE PROOFS OF CLAIM. In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

                  No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; PROVIDED, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

                  SECTION 5.05. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

                  SECTION 5.06. APPLICATION OF MONEY COLLECTED. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
Section 6.07; and

                  SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively.

                  SECTION 5.07. LIMITATION ON SUITS. No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

                  SECTION 5.08. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of, any premium and interest on (subject to Section 3.07), such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

                  SECTION 5.09. RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  SECTION 5.10. RIGHTS AND REMEDIES CUMULATIVE. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 5.11. DELAY OR OMISSION NOT WAIVER. No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                  SECTION 5.12. CONTROL BY HOLDERS. The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, PROVIDED that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  SECTION 5.13. WAIVER OF PAST DEFAULTS. Subject to Section 5.02, the Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

                  (1) in the payment of the principal of or any premium or interest on any Security of such series, or

                  (2) in respect of a covenant or provision hereof which under
         Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  SECTION 5.14. UNDERTAKING FOR COSTS. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; PROVIDED that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.

                  SECTION 5.15. WAIVER OF USURY, STAY OR EXTENSION LAWS. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                   THE TRUSTEE

                  SECTION 6.01. CERTAIN DUTIES AND RESPONSIBILITIES. The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  SECTION 6.02. NOTICE OF DEFAULTS. If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; PROVIDED, HOWEVER, that in the case of any default of the character specified in Section 5.01(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

                  SECTION 6.03. CERTAIN RIGHTS OF TRUSTEE. Subject to the provisions of Section 6.01:

                  (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

                  (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (8) the Trustee shall not be charged with knowledge of any default or Event of Default with respect to the Securities, unless either (1) a Responsible Officer shall have actual knowledge of such default or Event of Default or (2) written notice of such default or Event of Default shall have been given to the Trustee by the Company or by any Holder of the Securities; and

                  (9) the permissive rights of the Trustee enumerated herein shall not be construed as duties.

                  SECTION 6.04. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

                  SECTION 6.05. MAY HOLD SECURITIES. The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

                  SECTION 6.06. MONEY HELD IN TRUST. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

                  SECTION 6.07. COMPENSATION AND REIMBURSEMENT. The Company agrees

                  (1) to pay to the Trustee from time to time such reasonable compensation for all services rendered by it hereunder as shall be agreed upon in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee (which, for purposes of this Section 6.07, shall include its officers, directors, employees and agents) for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  To secure the Company's payment obligations in this Section 6.07, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Securities.

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Sections 5.01(6), (8) or (9), such expenses (including the reasonable charges and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law.

                  In no event shall the Trustee be liable for any indirect, special, punitive or consequential loss or damage of any kind whatsoever, including, but not limited to, lost profits, even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

                  In no event shall the Trustee be liable for any failure or delay in the performance of its obligations hereunder because of circumstances beyond its control, including, but not limited to, acts of God, flood, war (whether declared or undeclared), terrorism, fire, riot, embargo, government action, including any laws, ordinances, regulations, governmental action or the like which delay, restrict or prohibit the providing of the services contemplated by this Indenture.

                  The provisions of this Section 6.07 shall survive the resignation or removal of the Trustee or the termination of this Indenture.

                  SECTION 6.08. CONFLICTING INTERESTS. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series.

                  SECTION 6.09. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY. There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series, which may be Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  SECTION 6.10. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR. No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

                  The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

                  If at any time:

                  (1) the Trustee shall fail to comply with Section 6.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                  If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of
Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section
1.06. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

                  SECTION 6.11. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                  Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                  SECTION 6.12. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

                  SECTION 6.13. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

                  SECTION 6.14. APPOINTMENT OF AUTHENTICATING AGENT. The Company may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to
Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Trustee and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Company may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Trustee. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Company may appoint a successor Authenticating Agent which shall be acceptable to the Trustee and shall give notice of such appointment in the manner provided in Section 1.06 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

                  If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                 HSBC BANK USA,

                                                 As Trustee


                                                 By                            ,
                                                    ----------------------------
                                                    As Authenticating Agent


                                                 By                            ,
                                                    ----------------------------
                                                    Authorized Officer

                                  ARTICLE VII

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

                  SECTION 7.01. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS. The Company will furnish or cause to be furnished to the Trustee

                  (1) semi-annually, not later than 15 days after the Regular Record Date for each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each series as of such Regular Record Day, and

                  (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

                  SECTION 7.02. PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS. The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.01 upon receipt of a new list so furnished.

                  The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

                  Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

                  SECTION 7.03. REPORTS BY TRUSTEE. The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

                  A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

                  SECTION 7.04. REPORTS BY COMPANY. The Company shall file with the Trustee and the Commission, and provide the Holders with, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; PROVIDED that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                  Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such reports shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

                  SECTION 8.01. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS. The Company shall not consolidate with or merge into or convey, transfer, lease or otherwise dispose of, in one transaction or a series of transactions, all or substantially all of its properties and assets to, any Person, and shall not permit any Person (other than a Subsidiary Guarantor) to merge into, or convey, transfer, lease or otherwise dispose of, in one transaction or a series of transactions, all or substantially all of its properties and assets to, the Company or any Subsidiary Guarantor, unless:

                  (1) the successor Person expressly assumes the obligations of the Company on the Securities under this Indenture, or as applicable in the case of a Subsidiary Guarantor, the successor Person executes a Guaranty Agreement;

                  (2) immediately after giving effect to such transaction no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

                  (3) if properties or assets of the Company would become subject to a Mortgage which would not be permitted by this Indenture, the Company or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all Debt secured thereby;

                  (4) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders will not recognize income, gain or loss for U.S. Federal income tax purposes as a result of such transaction or series of transactions and will be subject to U.S. Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such transaction or series of transactions had not occurred;

                  (5) the Company shall have delivered to the Trustee an Opinion of Counsel in the jurisdiction of organization of the Company and an Opinion of Counsel in the jurisdiction of the successor Person (if such jurisdiction is other than the jurisdiction of the Company) to the effect that the Holders of the Securities will not recognize income, gain or loss for the income tax purposes of such jurisdiction as a result of such transaction or series of transactions and will be subject to income tax in such jurisdiction on the same amounts, in the same manner and at the same times as would have been the case if such transaction or series of transactions had not occurred; and

                  (6) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with;

PROVIDED, HOWEVER, that clauses (4), (5) and (6) of this Section 8.01 shall not apply in the case of a conveyance, transfer, lease or disposal, by or to a single Subsidiary Guarantor in one transaction.

                  For purposes of this Section 8.01, the sale, lease, conveyance, assignment, transfer or other disposition of all or substantially all of the properties and assets of one or more Subsidiaries, which properties and assets, if held by the Company instead of such Subsidiaries, would constitute all or substantially all of our properties and assets on a consolidated basis, shall be deemed to be the transfer of all or substantially all of the Company's properties and assets.

                  SECTION 8.02. SUCCESSOR SUBSTITUTED. Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer, lease or disposal of all or substantially all of the properties and assets of the Company in accordance with Section 8.01, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be released from the obligation to pay the principal of and interest on the Securities.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

                  SECTION 9.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS. Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may in accordance with the terms of this Indenture enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                  (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

                  (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

                  (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, PROVIDED that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security Outstanding; or

                  (6) to secure the Securities pursuant to the requirements of
         Section 10.10 or otherwise; or

                  (7) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01; or

                  (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11; or

                  (9) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, PROVIDED that such action pursuant to this Clause (9) shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

                  SECTION 9.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS. With the consent of the Holders of 66?% in aggregate principal amount of the Outstanding Securities affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security,

                  (2) reduce the principal amount of, or any premium or interest on, any Security,

                  (3) reduce the amount of principal payable upon redemption or acceleration of the Stated Maturity of any Security or change the time at which any Security may be redeemed,

                  (4) change the coin or currency of payment of principal of, or any premium or interest on, any Security,

                  (5) impair the right to institute suit for the enforcement of any payment on or with respect to any Security,

                  (6) make any change in, or release other than in accordance with this Indenture, any Subsidiary Guaranty that would adversely affect the Holders of the Securities,

                  (7) make any change in Section 10.02 of this Indenture that adversely affects the rights of any Holder of Securities or amend the terms of the Securities or this Indenture in a way that would result in the loss of any exemption from any of the Taxes (as defined in Section 10.02) described therein,

                  (8) reduce the percentage in principal amount of Outstanding Securities, the consent of whose Holders is required for any such modification or amendment of this Indenture,

                  (9) reduce the percentage in principal amount of Outstanding Securities necessary for waiver of compliance with certain provisions of this Indenture or waiver of certain defaults hereunder, or

                  (10) modify any of the provisions of this Section, Section
         5.13 or Section 10.15, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; PROVIDED, HOWEVER, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 10.15, or the deletion of this proviso, in accordance with the requirements of Sections 6.11 and 9.01(8).

                  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  SECTION 9.03. EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive in addition to the documents required by Section 1.02 and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  SECTION 9.04. EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                  SECTION 9.05. CONFORMITY WITH TRUST INDENTURE ACT. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

                  SECTION 9.06. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE X

                                    COVENANTS

                  SECTION 10.01. PAYMENT OF SECURITIES. The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

                  SECTION 10.02. ADDITIONAL AMOUNTS. All payments made under or with respect to the Securities shall be made free and clear of and without withholding or deduction for or on account of any present or future tax, duty, levy, impost, assessment or other governmental charge (including penalties, interest and other liabilities related thereto) (hereinafter "TAXES") imposed or levied by or on behalf of the government of the Republic of the Marshall Islands or any political subdivision or any authority or agency therein or thereof having power to tax, or within any other jurisdiction in which we are organized or are otherwise resident for tax purposes or any jurisdiction from or through which payment is made (each a "RELEVANT TAXING JURISDICTION"), unless withholdings or deductions of Taxes are required by law or by the interpretation or administration thereof.

                  If the Company or a Subsidiary Guarantor is so required to withhold or deduct any amount for or on account of Taxes imposed by a Relevant Taxing Jurisdiction from any payment made under or with respect to the Securities, the Company or such Subsidiary Guarantor shall pay such additional amounts ("ADDITIONAL AMOUNTS") as may be necessary so that the net amount received by the Holders (including Additional Amounts) after such withholding or deduction will not be less than the amount the Holders would have received if such Taxes had not been withheld or deducted; PROVIDED, HOWEVER, that the foregoing obligation to pay Additional Amounts does not apply to (1) any Taxes that would not have been so imposed but for the existence of any present or former connection between the relevant Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of power over the relevant Holder, if the relevant Holder is an estate, nominee, trust or corporation) and the Relevant Taxing Jurisdiction (other than the mere receipt of such payment or the ownership or holding outside of the Republic of the Marshall Islands of such Security); or (2) any estate, inheritance, gift, sales, excise, transfer, personal property tax or similar tax, assessment or governmental charge; nor shall the Company or such Subsidiary Guarantor be required to pay Additional Amounts if the payment could have been made without such deduction or withholding if the beneficiary of the payment had presented the Security for payment within 30 days after the date on which such payment or such Security became due and payable or the date on which payment thereof is duly provided for, whichever is later (except to the extent that the Holder would have been entitled to Additional Amounts had the Security been presented on the last day of such 30 day period).

                  Upon request, the Company shall provide the Trustee with the official acknowledgement, receipts or other documentation satisfactory to the Trustee evidencing the payment of the Taxes with respect to which Additional Amounts are paid. Copies of such documentation will be made available to the Holders of the Securities or the Paying Agents, as applicable, upon request therefor.

                  Whenever in this Indenture there is mentioned, in any context:
(1) the payment of principal; (2) purchase prices in connection with a purchase of Securities; (3) interest; or (4) any other amount payable on or with respect to any of the Securities, such reference shall be deemed to include payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof.

                  The Company shall pay any present or future stamp, court or documentary taxes or any other excise or property taxes, charges or similar levies that arise in any jurisdiction from the execution, delivery, enforcement or registration of the Securities, this Indenture or any other document or instrument in relation thereof, or the receipt of any payments with respect to the Securities, excluding such taxes, charges or similar levies imposed by any jurisdiction outside of: (1) the Republic of the Marshall Islands, (2) the jurisdiction of incorporation of any successor of the Company or (3) any jurisdiction in which a paying agent is located, and we will agree to indemnify the Holders for any such taxes paid by such Holders.

                  The obligations described under this Section shall survive any termination, defeasance or discharge of this Indenture and shall apply mutatis mutandis to any jurisdiction in which any successor Person to the Company is organized or any political subdivision or taxing authority or agency thereof or therein.

                  SECTION 10.03. MAINTENANCE OF OFFICE OR AGENCY. The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  SECTION 10.04. MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST. If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                  SECTION 10.05. STATEMENT BY OFFICERS AS TO DEFAULT. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, a certificate signed by two Officers, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge, and stating what action the Company is taking or proposes to take with respect thereto.

                  SECTION 10.06. EXISTENCE. Subject to Article VIII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; PROVIDED, HOWEVER, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

                  SECTION 10.07. MAINTENANCE OF PROPERTIES. The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order, ordinary wear and tear excepted, and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

                  SECTION 10.08. INSURANCE. The Company will maintain, and cause its Subsidiaries to maintain, insurance coverage by financially sound and reputable insurers in such forms and amounts and against such risks as are at that time customary for corporations of established reputation engaged in the same or a similar business and owning and operating similar properties including general liability insurance and (but without duplication) protection and indemnity insurance, including oil pollution coverage, and hull and machinery insurance.

                  SECTION 10.09. PAYMENT OF TAXES AND OTHER CLAIMS. The Company will pay or discharge or cause to be paid or discharged, (1) before the same shall become delinquent, all material taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all material lawful claims for labor, materials and supplies which give rise to a lien or which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary, prior to the time the holder of such lien evidences its intention to realize upon its lien; provided, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

                  SECTION 10.10. LIMITATION ON LIENS. The Company will not itself, and will not permit any Restricted Subsidiary to, Incur any Debt, nor shall any existing Debt of the Company or any Restricted Subsidiary become, secured by a Mortgage on any property or assets owned or leased by the Company or any Restricted Subsidiary, or any shares of stock, membership interests or Debt of any Subsidiary, without effectively providing that the Securities (together with, if the Company shall so determine, any other Debt of the Company or such Restricted

Subsidiary then existing or thereafter created which is not subordinate to the Securities) shall be secured equally and ratably with (or prior to) such secured Debt, so long as such secured Debt shall be so secured, unless, after giving effect thereto, the aggregate amount of all such secured Debt Incurred after the date hereof and then outstanding (including Debt existing as of the date of this Indenture that thereafter becomes secured) plus all Attributable Debt Incurred after the date hereof and then outstanding of the Company and its Restricted Subsidiaries in respect to sale and leaseback transactions (as defined in
Section 10.11) would not exceed 15% of Consolidated Net Tangible Assets of the Company and its Restricted Subsidiaries; provided, however, that this Section shall not apply to, and there shall be excluded from secured Debt in any computation under this Section, Debt secured by:

                  (1) Mortgages on property of, or on any shares of stock, membership interests or Debt of, any corporation existing at the time such corporation becomes a Subsidiary;

                  (2) Mortgages in favor of the Company or any Restricted Subsidiary;

                  (3) Mortgages on property, shares of stock, membership interests or Debt existing at the time of acquisition thereof (including acquisition through merger or consolidation) and purchase money Mortgages and construction cost Mortgages (including those incurred or committed under a binding agreement within 365 days following the purchase or completion of the construction of the property subject thereof), provided that such Mortgages shall be limited to all or part of such property, stock or membership interests; and

                  (4) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Mortgage referred to in the foregoing clauses (1) to (3), inclusive whether existing now or hereafter or of any Mortgage existing on the date hereof; provided, that (i) such extension, renewal or replacement Mortgage shall be limited to all or a part of the same property, shares of stock, membership interests or Debt that secured the Mortgage extended, renewed or replaced (plus improvements on such property) and
         (ii) the Debt secured by such Mortgage at such time is not more than
         (A) seventy percent (70%) of the fair market value of the property or assets securing such Mortgage (as reasonably determined by an independent appraiser) in the case of any property or assets subject to a time-charter contract for a period extending at least three (3) years beyond the date of closing of such Mortgage extension, renewal or replacement or (B) sixty percent (60%) of the fair market value of the property or assets securing such Mortgage (as reasonably determined by an independent appraiser) in all other cases.

                  SECTION 10.11. LIMITATION ON SALES AND LEASEBACKS. Neither the Company nor any Restricted Subsidiary shall enter into a sale or leaseback transaction involving any property or assets owned or leased by the Company or any Restricted Subsidiary, the acquisition of which, or completion of construction and commencement of full operation of which, has occurred more than 120 days prior to such sale and leaseback transaction, unless:

                  (1) the Company or such Restricted Subsidiary could create Debt secured by a Mortgage pursuant to Section 10.10 on the property or assets to be leased back in an amount equal to the Attributable Debt with respect to such sale and leaseback transaction without equally and ratably securing the Securities, or

                  (2) the Company or such Restricted Subsidiary, within 120 days after the sale or transfer of such property, shall have applied an amount not less than the greater of (A) the net proceeds of the sale of the assets or property sold and leased back pursuant to such transaction or (B) the fair market value of the property or assets so sold and leased back (as determined by any two Officers) to (i) the purchase, acquisition or construction of property or assets to be used in the business of the Company or its Restricted Subsidiaries (which includes the entering into, within such 120 day period, of an agreement for such purchase, acquisition or construction of property or assets) or (ii) the retirement of Funded Debt of the Company or any Restricted Subsidiary; PROVIDED, that (x) the amount to be applied to the retirement of Funded Debt of the Company shall be reduced by the principal amount of any Securities delivered within 120 days after such sale to the Trustee for retirement and cancellation and (y) the amount to be applied to the retirement of Funded Debt of the Company or any Restricted Subsidiary shall be reduced by the principal amount of Funded Debt of the Company, other than the Securities, or the principal amount of Funded Debt of any Restricted Subsidiary, as the case may be, voluntarily retired by the Company or any Restricted Subsidiary within 120 days after such sale. Notwithstanding anything to the contrary, this Section 10.11 shall not apply to any sale and leaseback transaction (1) between the Company and a Restricted Subsidiary or between Restricted Subsidiaries or (2) involving a lease for a period of three years or less.

                  SECTION 10.12. LIMITATION ON INCURRENCE OF INDEBTEDNESS BY RESTRICTED SUBSIDIARIES. The Company will not permit any of its Restricted Subsidiaries to Incur any Funded Debt unless after giving effect to the Incurrence of such Funded Debt by such Restricted Subsidiary and the receipt and application of the proceeds thereof, the aggregate outstanding amount of Funded Debt of all Restricted Subsidiaries of the Company shall not exceed 10% of Consolidated Net Tangible Assets of the Company and its Restricted Subsidiaries; provided, however, that this sentence shall not apply to, and there shall be excluded from Funded Debt at the time of any computation under this sentence,
(a) any Funded Debt owed to the Company or to any other Restricted Subsidiary,
(b) any Funded Debt of a Restricted Subsidiary outstanding or available on the date of this Indenture, (c) any Funded Debt that (i) is supported in full by a direct-pay or standby letter of credit or letter of guarantee on which the Company (but not any of its Restricted Subsidiaries) is the account party and as to which the terms of the related reimbursement agreement shall not permit the issuing bank any recourse against any Restricted Subsidiary of the Company and
(ii) is not supported by any other letter of credit, letter of guarantee or similar instrument in respect of which any Restricted Subsidiary of the Company has any obligation and (d) any Funded Debt secured by a Mortgage permitted pursuant to paragraph (1), (3) or (4) of Section 10.10.

                  SECTION 10.13. RESTRICTED SUBSIDIARIES. Each Subsidiary of the Company shall be a Restricted Subsidiary unless such Subsidiary has been designated as an Unrestricted Subsidiary in accordance with the provisions set forth herein.

                  The Board of Directors may designate any Person as an Unrestricted Subsidiary if and only if (A) the Company has delivered to the Trustee an Officers' Certificate within 60 days after such Person became a Subsidiary (the "Notice Period") designating such Person as an Unrestricted Subsidiary and (B) (i) such Person is not a Subsidiary on the date hereof, (ii) such Person was not a Restricted Subsidiary prior to the commencement of the Notice Period, (iii) an Officers' Certificate is delivered to the Trustee stating that the Board of Directors has determined that at the time of such Person's acquisition or formation it was not contemplated that such Person would own, acquire or lease under a lease which would be considered a Capitalized Lease any ocean going vessel designed to carry cargo in bulk which vessel was originally contracted for by the Company or one of its Subsidiaries, (iv) neither the Company nor any Restricted Subsidiary has guaranteed or in any other manner become liable for or otherwise created a Mortgage on its property as security for any Funded Debt of such Person, and (v) such Person does not own or hold, directly or indirectly, any Funded Debt, membership interests or equity securities of any Restricted Subsidiary or own, lease or operate any assets or properties (other than cash, cash equivalents or marketable securities) transferred to it by the Company or any Restricted Subsidiary.

                  The Company may change the designation of any Subsidiary from Unrestricted Subsidiary to Restricted Subsidiary by giving written notice to the Trustee that the Board of Directors has made such change, PROVIDED that no such change shall be effective if after giving effect to such change the aggregate amount of Funded Debt of all Restricted Subsidiaries of the Company then outstanding (after giving effect to the exclusions provided for in Section 10.12 hereof) would exceed 10% of the Consolidated Net Tangible Assets of the Company and its Restricted Subsidiaries. If at any time (i) the Company or a Restricted Subsidiary guarantees or in any other manner becomes liable for or otherwise creates a Mortgage on its property as security for any Funded Debt of an Unrestricted Subsidiary, (ii) an Unrestricted Subsidiary owns or holds, directly or indirectly, any Funded Debt, membership interests or equity securities of any Restricted Subsidiary or (iii) an Unrestricted Subsidiary owns, leases or operates any assets or properties (other than cash, cash equivalents and marketable securities) transferred to it by the Company or any Restricted Subsidiary, the designation of such Unrestricted Subsidiary shall thereupon, without further action, but subject to the condition set forth in the proviso to the first sentence of this paragraph, be deemed to have been changed to a Restricted Subsidiary. The Company will not itself, and it will not permit any Subsidiary to, take any of the actions referred to in clauses (i), (ii) or (iii) of the preceding sentence unless the Unrestricted Subsidiary referred to in such sentence can be designated a Restricted Subsidiary in conformity with the provisions of this Section.

                  Subject to the provisions of this Article X, the acquisition of a Restricted Subsidiary or the change of designation of an Unrestricted Subsidiary to a Restricted Subsidiary shall, as of the date of such acquisition or change, constitute an Incurrence by Restricted Subsidiaries of the Company of Funded Debt in the amount of the Funded Debt of such Restricted Subsidiary as of such date, and, for purposes of determining Consolidated Net Tangible Assets of the Company and its Restricted Subsidiaries as of such date, pro forma effect shall be given to such acquisition or change.



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


                  SECTION 10.14. OFFER TO REPURCHASE UPON A CHANGE OF CONTROL. Upon the occurrence of a Change of Control, each Holder shall have the right to require the Company to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of that Holder's Securities pursuant to the Change of Control offer on the terms set forth in this Indenture (a "Change of Control Offer") at an offer price in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest, if any, on the Securities repurchased to the date of purchase (the "Change of Control Payment"). Within 30 days following any Change of Control, the Company shall mail a notice to each Holder stating:

                  (1) the transaction or transactions that constitute the Change of Control;

                  (2) that the Change of Control Offer is being made pursuant to this Section 10.14 and that all Securities tendered shall be accepted for payment;

                  (3) the purchase price and the purchase date, which date shall be no earlier than 30 days and no later than 60 days from the date the notice is mailed (the "Change of Control Payment Date");

                  (4) that any Security not tendered or properly withdrawn shall continue to accrue interest;

                  (5) that, unless the Company defaults in the payment of the Change of Control Payment, all Securities accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

                  (6) that Holders electing to have any Securities purchased pursuant to a Change of Control Offer shall be required to surrender the Securities, together with such form or forms as may be specified, to a Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date;

                  (7) that Holders shall be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Securities delivered for purchase, and a statement that such Holder is withdrawing its election to have the Securities purchased; and

                  (8) that Holders whose Securities are being purchased only in part shall be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered, which unpurchased portion must be equal to $1,000 in principal amount or an integral multiple thereof.

                  On the Change of Control Payment Date, the Company shall, to the extent lawful:

                  (1) accept for payment all Securities or portions of Securities validly tendered and not properly withdrawn pursuant to the Change of Control Offer;

                  (2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered and not properly withdrawn pursuant to the Change of Control Offer; and

                  (3) deliver or cause to be delivered to the Trustee the Securities so accepted together with an Officers' Certificate stating the aggregate principal amount of Securities or portions of Securities being purchased by the Company.

                  The Paying Agent shall promptly mail to each Holder of Securities validly tendered and not properly withdrawn the Change of Control Payment for such Securities, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any; provided that each new Security will be in a principal amount of $1,000 or an integral multiple thereof.

                  The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

                  The Company shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Indenture applicable to a Change of Control Offer made by the Company and purchases all Securities validly tendered and not properly withdrawn under such Change of Control Offer.

                  The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions of this Indenture, the Company shall comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section 10.14 by virtue of such conflict.

                  SECTION 10.15. WAIVER OF CERTAIN COVENANTS. Except as otherwise specified as contemplated by Section 3.01 for Securities of such series, the Company may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 3.01(18), 9.01(2) or 9.01(7) for the benefit of the Holders of such series or in any of Sections 10.07 to 10.14, inclusive, if before the time for such compliance the Holders of 66 2/3% in aggregate principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                  SECTION 10.16. COMMISSION REPORTS BY COMPANY. If at any time in the future the Company shall cease to be subject to the reporting requirements of Section 13 or 15(d) of the



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


Exchange Act, the Company will file with the Commission (to the extent the Commission will accept such filings) and, in any event, will provide the Trustee and the Holders with such annual reports and such information, documents and other reports as are required in Sections 13 and 15(d) of the Exchange Act and applicable to a U.S. corporation subject to such Sections, such information, documents and other reports to be so filed and provided at the times specified for the filings of such information, documents and reports under Sections 13 and 15(d).

                  If the Company has designated any of its Subsidiaries as Unrestricted Subsidiaries, then the quarterly and annual financial information required by the preceding paragraph shall include a reasonably detailed presentation, either on the face of the financial statements or in the footnotes to the financial statements, and in Management's Discussion and Analysis of Results of Operations and Financial Condition, of the financial condition and results of operations of the Company and its Restricted Subsidiaries separate and apart from the financial condition and results of operation of any Unrestricted Subsidiaries of the Company.

                  In addition, the Company shall furnish to the Holder of the Securities and to prospective investors, upon the requests of such Holders, any information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act so long as the Securities are not freely transferable under the Securities Act. The Company also shall comply with the other provisions of
Section 314(a) of the Trust Indenture Act.

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

                  SECTION 11.01. APPLICABILITY OF ARTICLE. Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for such Securities) in accordance with this Article.

                  SECTION 11.02. ELECTION TO REDEEM; NOTICE TO TRUSTEE. The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 3.01 for such Securities. In case of any redemption at the election of the Company of less than all the Securities of any series (including any such redemption affecting only a single Security), the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the Redemption Price, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

                  SECTION 11.03. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED. If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, PROVIDED that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

                  The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

                  The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

                  SECTION 11.04. NOTICE OF REDEMPTION. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

                  All notices of redemption shall state:

                  (1) the Redemption Date,

                  (2) the Redemption Price,

                  (3) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                  (5) the place or places where each such Security is to be surrendered for payment of the Redemption Price, and

                  (6) that the redemption is for a sinking fund, if such is the case.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

                  SECTION 11.05. DEPOSIT OF REDEMPTION PRICE. Prior to 10:00 a.m. New York City time on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.04) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

                  SECTION 11.06. SECURITIES PAYABLE ON REDEMPTION DATE. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, the Redemption Price shall be paid by the Company, together with accrued interest, if any, to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 3.01, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

                  SECTION 11.07. SECURITIES REDEEMED IN PART. Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                  SECTION 11.08. OPTIONAL REDEMPTION IN THE EVENT OF CHANGE IN TAX TREATMENT. The Securities of any series may be redeemed at the election of the Company, as a whole but not in part, at any time upon the giving of notice as provided in Section 11.04, at the Redemption Price, together with any accrued interest to the Redemption Date, if the Company certifies to the Trustee immediately prior to the giving of such notice that the Company has or will become obligated to pay Additional Amounts with respect to such Securities as a result of a change in or an amendment to the laws (including any regulations promulgated thereunder) of the Republic of the Marshall Islands (or any political subdivision or taxing authority thereof or therein) or any change in or amendment to any official position regarding the application or interpretation of such laws or regulations, which change or amendment is announced or becomes effective on or after the date of issuance of such Securities and such obligations cannot be avoided by the Company taking reasonable measures available to it; provided, however, that no such notice of redemption shall be given earlier than 60 days prior to the earliest date on which the Company would be obligated to pay such Additional Amounts if a payment in respect of such Securities were then due.

                  Prior to mailing any notice of redemption (as provided in Section 11.04) as a result of an obligation to pay Additional Amounts (as described in this Section 11.08), the Company shall deliver to the Trustee an Officers' Certificate, stating that the Company cannot avoid its obligation to pay Additional Amounts by taking reasonable measures available to it. The Company will also deliver to the Trustee an opinion of independent legal counsel of recognized standing stating that the Company has become obligated to pay Additional Amounts as a result of a change in tax laws or regulations or the application or interpretation of such laws or regulations.

                                  ARTICLE XII

                                 SINKING FUNDS

                  SECTION 12.01. APPLICABILITY OF ARTICLE. The provisions of this Article shall be applicable to the sinking fund, if any, for the retirement of Securities of any series except as otherwise specified as contemplated by
Section 3.01 for such Securities.

                  The minimum amount of any sinking fund payment provided for by the terms of any Securities is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of such Securities is herein referred to as an "optional sinking fund payment". If provided for by the terms of any Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.02. Each sinking fund payment shall be applied to the redemption of Securities as provided for by the terms of such Securities.

                  SECTION 12.02. SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES. The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to any Securities of such series required to be made pursuant to the terms of such Securities as and to the extent provided for by the terms of such Securities; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

                  SECTION 12.03. REDEMPTION OF SECURITIES FOR SINKING FUND. Not less than 45 days prior to each sinking fund payment date for any Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to Section 12.02 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days prior to each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections
11.06 and 11.07.

                                  ARTICLE XIII

                       DEFEASANCE AND COVENANT DEFEASANCE

                  SECTION 13.01. COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE. The Company may elect, at its option at any time, to have
Section 13.02 or Section 13.03 applied to any Securities or any series of Securities, as the case may be, designated pursuant to Section 3.01 as being defeasible pursuant to such Section 13.02 or 13.03, in accordance with any applicable requirements provided pursuant to Section 3.01 and upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 3.01 for such Securities.

                  SECTION 13.02. DEFEASANCE AND DISCHARGE. Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, the Company shall be deemed to have been discharged from its obligations with respect to such Securities as provided in this Section on and after the date the conditions set forth in
Section 13.04 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 13.04 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (2) the Company's obligations with respect to such Securities under Sections 3.04, 3.05, 3.06, 10.03 and 10.04, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Company may exercise its option (if any) to have this Section applied to any Securities notwithstanding the prior exercise of its option (if any) to have Section 13.03 applied to such Securities.

                  SECTION 13.03. COVENANT DEFEASANCE. Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, (1) the Company shall be released from its obligations under Section 8.01(3), Sections 10.07 through 10.14, inclusive, and any covenants provided pursuant to Section 3.01(18), 9.01(2) or 9.01(7) for the benefit of the Holders of such Securities and (2) the occurrence of any event specified in Sections 5.01(4), 5.01(5) (with respect to any of Section 8.01(3), Sections 10.07 through 10.14, inclusive, and any such covenants provided pursuant to Section 3.01(18), 9.01(2) or 9.01(7)), 5.01(6), 5.01(7) and 5.01(10) shall be deemed not to be or result in an Event of Default in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 13.04 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 5.01(5)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

                  SECTION 13.04. CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE. The following shall be the conditions to the application of Section
13.02 or Section 13.03 to any Securities or any series of Securities, as the case may be:

                  (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 6.09 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Securities on the respective Stated Maturities, in accordance with the terms of this Indenture and such Securities. As used herein, "U.S. Government Obligation" means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or
         (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause
         (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

                  (2) In the event of an election to have Section 13.02 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the U.S. Internal Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the applicable U.S. Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for U.S. Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to U.S. Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

                  (3) In the event of an election to have Section 13.03 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for U.S. Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to U.S. Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

                  (4) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

                  (5) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 5.01(8) and (9), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

                  (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of the Trust Indenture Act).

                  (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

                  (8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

                  (9) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

                  SECTION 13.05. DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; MISCELLANEOUS PROVISIONS. Subject to the provisions of the last paragraph of Section 10.04, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 13.06, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 13.04 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 13.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

                  Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 13.04 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.

                  SECTION 13.06. REINSTATEMENT. If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 13.02 or
13.03 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to
Section 13.05 with respect to such Securities in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

                                  ARTICLE XIV

                              SUBSIDIARY GUARANTEES

                  SECTION 14.01. GUARANTEES. Each Subsidiary Guarantor hereby unconditionally and irrevocably guarantees, jointly and severally, to each Holder and to the Trustee and its successors and assigns (a) the full and punctual payment of principal of and interest on the Securities when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under this Indenture and the Securities and
(b) the full and punctual performance within applicable grace periods of all other obligations of the Company under this Indenture and the Securities (all the foregoing being hereinafter collectively called the "Obligations"). Each Subsidiary Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice or further assent from such Subsidiary Guarantor and that such Subsidiary Guarantor will remain bound under this Article XIV notwithstanding any extension or renewal of any Obligation.

                  Each Subsidiary Guarantor waives presentation to, demand of, payment from and protest to the Company of any of the Obligations and also waives notice of protest for nonpayment. Each Subsidiary Guarantor waives notice of any default under the Securities or the Obligations. The obligations of each Subsidiary Guarantor hereunder shall not be affected by (a) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Company or any other Person under this Indenture, the Securities or any other agreement or otherwise; (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Securities or any other agreement;
(d) the release of any security held by any Holder or the Trustee for the Obligations or any of them; (e) the failure of any Holder or the Trustee to exercise any right or remedy against any other guarantor of the Obligations; or
(f) except as set forth in Section 14.05, any change in the ownership of such Subsidiary Guarantor.

                  Each Subsidiary Guarantor further agrees that its Subsidiary Guaranty herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder or the Trustee to any security held for payment of the Obligations.

                  Except as expressly set forth in Sections 4.01, 14.02 and 14.05, the obligations of each Subsidiary Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Subsidiary Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Holder or the Trustee to assert any claim or demand or to enforce any remedy under this Indenture, the Securities or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Subsidiary Guarantor or would otherwise operate as a discharge of such Subsidiary Guarantor as a matter of law or equity.

                  Each Subsidiary Guarantor further agrees that its Subsidiary Guaranty herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Obligation is rescinded or must otherwise be restored by any Holder or the Trustee upon the bankruptcy or reorganization of the Company or otherwise.

                  In furtherance of the foregoing and not in limitation of any other right which any Holder or the Trustee has at law or in equity against any Subsidiary Guarantor by virtue hereof, upon the failure of the Company to pay the principal of or interest on any Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, or to perform or comply with any other Obligation, each Subsidiary Guarantor hereby promises to and shall, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Holders or the Trustee an amount equal to the sum of (1) the unpaid amount of such Obligations, (2) accrued and unpaid interest on such Obligations (but only to the extent not prohibited by law) and
(3) all other monetary Obligations of the Company to the Holders and the Trustee.

                  Each Subsidiary Guarantor agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Obligations guaranteed hereby may be accelerated as provided in Article V for the purposes of such Subsidiary Guarantor's Subsidiary Guaranty herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such Obligations as provided in
Article V such Obligations (whether or not due and payable) shall forthwith become due and payable by such Subsidiary Guarantor for the purposes of this Section.

                  Each Subsidiary Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Section.

                  SECTION 14.02. LIMITATION ON LIABILITY. Any term or provision of this Indenture to the contrary notwithstanding, the maximum aggregate amount of the Obligations guaranteed hereunder by any Subsidiary Guarantor shall not exceed the maximum amount that can be hereby guaranteed without rendering this Indenture, as it relates to such Subsidiary

Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally. Each Subsidiary Guarantor that is required to make a payment in respect of its guaranteed obligations under this Indenture will be entitled upon payment in full of such obligation to a contribution from each other Subsidiary Guarantor in an amount equal to such other Subsidiary Guarantor's pro rata portion of such payment based on the respective net assets of all Subsidiary Guarantors at the time of such payment determined in accordance with accounting principles generally accepted in the United States of America.

                  SECTION 14.03. NO WAIVER. Neither a failure nor a delay on the part of either the Trustee or the Holders in exercising any right, power or privilege under this Article XIV shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the Holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Article XIV at law, in equity, by statute or otherwise.

                  SECTION 14.04. MODIFICATION. No modification, amendment or waiver of any provision of this Article XIV, nor the consent to any departure by any Subsidiary Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Subsidiary Guarantor in any case shall entitle such Subsidiary Guarantor to any other or further notice or demand in the same, similar or other circumstances. The Trustee shall not be required to consent to any such modification, amendment or waiver unless such modification amendment or waiver is executed in compliance with Article IX.

                  SECTION 14.05. RELEASE OF SUBSIDIARY GUARANTOR. Upon the sale or other disposition (including by way of consolidation or merger) of a Subsidiary Guarantor or the sale or disposition of all or substantially all the assets of such Subsidiary Guarantor, in each case other than to the Company or an Affiliate of the Company, and in accordance with the terms of this Indenture, such Subsidiary Guarantor shall be deemed released from all obligations under this Article XIV without any further action required on the part of the Trustee or any Holder. At the request of the Company, the Trustee shall execute and deliver an appropriate instrument evidencing such release. Any such request by the Company to the Trustee shall be accompanied by an Officers' Certificate certifying that (i) such release is authorized or permitted by this Indenture and (ii) all conditions precedent to the delivery of such release have been satisfied. Notwithstanding anything to the contrary, the Subsidiary Guaranty of a Subsidiary Guarantor will be released at any time a Subsidiary Guarantor ceases to own property or assets having an aggregate fair market value (as reasonably determined by two Officers) in excess of $10,000.

                  SECTION 14.06. FUTURE GUARANTORS. The Company shall cause each Restricted Subsidiary created or acquired by the Company after the date hereof that owns property or assets having an aggregate fair market value (as reasonably determined by two Officers) in excess of $10,000 to execute and deliver to the Trustee, promptly, but no later than 30 days after the creation or acquisition of such Restricted Subsidiary, a Guaranty Agreement.

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  In witness whereof, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.



                                      OMI CORPORATION

                                      By /s/ Kathleen C. Haines
                                         ---------------------------------------
                                         Name:  Kathleen C. Haines
                                         Title: Senior Vice President and
                                                Chief Financial Officer



                                      EACH OF THE SUBSIDIARY GUARANTORS
                                      LISTED ON SCHEDULE I TO THIS INDENTURE,

                                      By /s/ Fredric S. London
                                         ---------------------------------------
                                         Name:  Fredric S. London
                                         Title: Senior Vice President, General
                                                Counsel and Secretary
                                                Except: OMI Marine Services, LLC
                                                        Attorney-In-Fact



                                      HSBC BANK USA,
                                      as Trustee,

                                      By /s/ Marcia Markowski
                                         ---------------------------------------
                                         Name:  Marcia Markowski
                                         Title: Vice President

                                                                      Schedule I


                              SUBSIDIARY GUARANTORS

Guarantor                                          Jurisdiction of Organization
---------                                          ----------------------------
Alma Shipping LLC                                  Marshall Islands
Amazon Shipping LLC                                Marshall Islands
Ashley Shipping LLC                                Marshall Islands
Bandar Ayu Shipping LLC                            Marshall Islands
Charente Shipping LLC                              Marshall Islands
Columbia Shipping LLC                              Marshall Islands
Dakota Shipping LLC                                Marshall Islands
Delaware Shipping LLC                              Marshall Islands
Elbe Shipping LLC                                  Delaware
Fox Shipping LLC                                   Marshall Islands
Ganges Shipping LLC                                Marshall Islands
Garonne Shipping LLC                               Marshall Islands
Guadalupe Shipping LLC                             Marshall Islands
Hudson Shipping LLC                                Marshall Islands
Isere Shipping LLC                                 Marshall Islands
Loire Shipping LLC                                 Marshall Islands
Madison Shipping LLC                               Marshall Islands
Marne Shipping LLC                                 Marshall Islands
Moselle Shipping LLC                               Marshall Islands
Neches Shipping LLC                                Marshall Islands
Nile Shipping LLC                                  Marshall Islands
Ohio Shipping LLC                                  Marshall Islands
OMI Marine Services LLC                            Delaware
Orontes Shipping LLC                               Marshall Islands
Ottawa Shipping LLC                                Marshall Islands
Pecos Shipping LLC                                 Marshall Islands
Potomac Shipping LLC                               Marshall Islands
Rhone Shipping LLC                                 Marshall Islands
Rosetta Shipping LLC                               Marshall Islands
Sabine Shipping LLC                                Marshall Islands
Sacramento Shipping LLC                            Marshall Islands
San Jacinto Shipping LLC                           Marshall Islands
Saone Shipping LLC                                 Marshall Islands
Seine Shipping LLC                                 Marshall Islands
Settebello Shipping LLC                            Liberia
Shannon Shipping LLC                               Delaware
Somjin Shipping LLC                                Marshall Islands
Soyang Shipping LLC                                Marshall Islands
Tamar Shipping LLC                                 Marshall Islands
Tandjung Ayu Shipping LLC                          Marshall Islands
Tevere Shipping, LLC                               Marshall Islands

Guarantor                                          Jurisdiction of Organization
---------                                          ----------------------------

Tiber Shipping LLC                                 Marshall Islands
Trinity Shipping LLC                               Marshall Islands
Volga Shipping LLC                                 Marshall Islands

                                                                       Exhibit A


                                 IAI CERTIFICATE


                                                                           CUSIP
                                                                            ISIN



OMI Corporation
c/o HSBC Bank USA, as Trustee
452 Fifth Avenue
New York, NY 10018

Attention:        Issuer Services

Re: OMI Corporation
    [DESCRIBE SECURITY]
     -----------------


Dear Sirs:

                  This certificate is delivered to request a transfer of $ principal amount of the [DESCRIBE SECURITY] (the "Securities") of OMI Corporation (the "Company").

                  Upon transfer, the Securities would be registered in the name of the new beneficial owner as follows:

Name:

Address:

Taxpayer ID Number:

                  The Undersigned Transferee represents and warrants to you that:

                  1. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act")), purchasing for our own account or for the account of such an institutional "accredited investor" in each case in a minimum principal amount of Securities of $250,000 and we are acquiring the Securities for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risk of our investment in the Securities and we invest in or purchase securities similar to the Securities in the normal course of our business. We and any accounts for which we are acting are each able to bear the economic risk of our or their investment.

                  2. We understand that the Securities have not been registered under the Securities Act and, unless so registered, may not be offered, sold or otherwise transferred except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Securities to offer, sell or otherwise transfer such Securities prior to the date which is two years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Securities (or any predecessor thereto) (the "Resale Restriction Termination Date") only (a) to the Company, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) in a transaction complying with the requirements of Rule 144A under the Securities Act ("Rule 144A"), to a person we reasonably believe is a "qualified institutional buyer" under Rule 144A ("QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales that occur outside the United States in accordance with Regulation S under the Securities Act, (e) to an institutional "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that is purchasing for its own account or for the account of such institutional "accredited investor," in each case in a minimum principal amount of Securities of $250,000, for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and in compliance with any applicable state securities laws. The foregoing restriction on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Company and the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Company and the Trustee reserve the right prior to any offer, sale or other transfer of the Securities prior to the Resale Restriction Termination Date pursuant to clauses (d), (e) and (f) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee.

                  3. You are entitled to rely upon this letter, and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


Transferee:                                   Transferor:

By:                                           By:
    ---------------------------                   -----------------------------
Date:                                         Date:

                                                                       Exhibit B



                            REGULATION S CERTIFICATE


                                                                           CUSIP
                                                                            ISIN



OMI Corporation
c/o HSBC Bank USA, as Trustee
452 Fifth Avenue
New York, NY 10018

Attention:   Issuer Services

Re:  OMI Corporation
     [DESCRIBE SECURITY]


Ladies and Gentlemen:

                  This certificate is delivered to request a transfer of $ principal amount of the [Describe Security] (the "Securities") of OMI Corporation (the "Company").

                  Upon transfer, the Securities would be registered in the name of the new beneficial owner as follows:

Name:

Address:

Taxpayer ID Number:

                  In connection with our proposed sale of $         aggregate
principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

                  (a) the offer of the Securities was not made to a person in the United States;

                  (b) either (i) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or
(ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

                  (c) neither we, any of our affiliates, nor any person acting on our or their behalf has made any directed selling efforts in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

                  (d) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

                  In addition, if the sale is made during a restricted period and the provisions of Rule 903(c)(3) or Rule 904(c)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(3) or Rule 904(c)(1), as the case may be.

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.


                                           Transferor:

                                           By:
                                               -------------------------
                                           Date:











                                      -2-